UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2021
MIMEDX GROUP, INC.
(Exact name of registrant as specified in charter)

Florida	001-35887	26-2792552
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1775 West Oak Commons Ct., NE, Marietta GA 30062
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 651-9100
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MDXG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Declassification of Board of Directors
On June 9, 2021, MiMedx Group, Inc. (the "Company") was advised by the Secretary of State of the State of Florida that it had accepted an amendment (the “First Articles of Amendment”) to the Company’s Restated Articles of Incorporation (the “Articles”) to eliminate the classification of the Company’s Board of Directors (the “Board”) over a three-year period beginning at the 2022 annual meeting of shareholders, with directors elected to a one-year term following the expiration of the directors’ existing terms, and provide for the annual election of all directors beginning at the 2024 annual meeting of shareholders. A description of the First Articles of Amendment was included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2021 (the “Definitive Proxy Statement”) and is incorporated herein by reference. The First Articles of Amendment were previously approved by the Board and became effective upon acceptance by the Secretary of State of the State of Florida on June 3, 2021. The preceding summary is qualified in its entirety by reference to the First Articles of Amendment, which are filed hereto as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Reduction in Threshold to Call a Special Meeting
On June 9, 2021, the Company was advised by the Secretary of State of the State of Florida that it had accepted an amendment (the "Second Articles of Amendment") to the Articles to reduce the ownership threshold for shareholders to call a special shareholders’ meeting from 50% to 25% of all shares outstanding. A description of the Second Articles of Amendment was included in the Definitive Proxy Statement and is incorporated herein by reference. The Second Articles of Amendment were previously approved by the Board and became effective upon acceptance by the Secretary of State of the State of Florida on June 3, 2021. The preceding summary is qualified in its entirety by reference to the Second Articles of Amendment, which are filed hereto as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
3.1	Articles of Amendment to Restated Articles of Incorporation, effective June 3, 2021.
3.2	Articles of Amendment to Restated Articles of Incorporation, effective June 3, 2021.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMEDX GROUP, INC.

Date: June 10, 2021	By:	/s/ Peter M. Carlson
Peter M. Carlson Chief Financial Officer